Positioned for performance: An overview of Q1 2016 and beyond AGA Financial Forum Naples, Florida May 2016 NYSE: AVA www.avistacorp.com Exhibit 99.1

All forward-looking statements are Avista management’s present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For more information on such factors and uncertainties, consult Avista’s most recent form 10-K and 10-Q, which are available on our website at www.avistacorp.com Disclaimer 2

3 Strong and stable utility core  Regulated electric and natural gas operations  Serves customers in Washington, Idaho and Oregon  Contributes about 95% of earnings  Regulated electric operations  Serves customers in City and Borough of Juneau Avista Utilities Alaska Electric Light & Power Company (AEL&P) Long history of service, trust, innovation and collaboration Photo: Spokane River Upper Falls

4 Steadily building long-term value Reliably building value for our customers, investors, communities and employees Projecting earnings and dividend growth of 4% to 5% Avista Utilities AEL&P Strategic Investments  5% to 6% rate base growth through utility capital investments □ Upgrading infrastructure □ Grid modernization  Customer and load growth ~1%  Strong near-term rate base growth through investment in generation  Customer and load growth ~1%  Planning to bring natural gas to Juneau  Developing platforms for future growth □ Targeting expanded natural gas services via LNG* □ Exploring data science and advanced analytics *LNG: Liquefied natural gas

Avista Utilities Significant investments in utility infrastructure 5

6  Diverse customer base □ 30,000 square mile service territory □ Service area population 1.6 million – 375,000 electric customers – 335,000 natural gas customers  Strong customer focus □ 90% percent or better customer satisfaction ratings every year since 1999 □ Developing key customer initiatives  Invested in our communities □ More than $1.5 million per year in charitable donations and over 48,000 volunteer hours from our employees Providing safe and reliable service for 127 years Solid foundation and continued commitment to innovation Information as of Dec. 31, 2015

7 A responsible mix of generation Hydro 48% Biomass 2% Wind 6% Coal 9% Natural Gas 35% Avista Utilities Electricity Generation Resource Mix* Dec. 31, 2015  Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs  Long resources through 2020; plan to add 96 MW natural gas peaker by the end of 2020  Exceeds Washington state’s 15% Renewable Portfolio Standard for the next 20 years Founded on clean, renewable hydropower *Based on maximum capacity Excludes AEL&P Post Falls Dam, Idaho

8 $136 $131 $151 $178 $71 $52 $54 $33 $55 $51 $53 $56 $50 $43 $43 $42 $49 $47 $56 $45 $48 $29 $30 $39 $6 $22 $18 $12 $415 $375 $405 $405 2015 2016 2017 2018 Avista Utilities Capital Expenditures** ($ millions) Environmental Other* Gas Customer Growth Enterprise Technology Generation T&D Projected Significant investments to upgrade all systems * Other includes Facilities and Fleet ** Excludes capital expenditures at AEL&P of $13 million in 2015, and projected capital expenditures of $17 million in 2016, $13 million in 2017 and $18 million in 2018 5% to 6% rate base growth

9 Investing in our utility Nine Mile Falls Rehab Little Falls Plant Upgrade Grid Modernization Aldyl A Natural Gas Pipe Replacement Advanced Metering Infrastructure (AMI) Preserving and enhancing service reliability

10 Driving effective regulatory outcomes Continued recovery of costs and capital investments Washington  Feb. 19, 2016, filed an electric and natural gas rate request with a proposed 18-month rate plan designed for new rates effective Jan. 1, 2017 and Jan. 1, 2018. Under this plan, we would not file a rate case for new rates to be effective prior to July 1, 2018.  Request designed to increase annual electric revenues by 7.6% or $38.6 million, and annual natural gas revenues by 2.8% or $4.4 million on Jan. 1, 2017.  The request also includes a second- step increase on Jan. 1, 2018 designed to increase electric revenues by 1.6% or $10.3 million, and natural gas revenues by 1.0% or $0.9 million for the January through June 2018 period.  Request based on 48.5% equity ratio and a 9.9% return on equity. Oregon  Expect to file a natural gas general rate case in Oregon during the second half of 2016. Idaho  Expect to file an electric general rate case in Idaho during the second quarter of 2016.

Alaska Electric Light & Power Company (AEL&P) Growing the utility core 11

Oldest regulated electric utility in Alaska, founded in 1893 12  Serves 17,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower  One of the lowest-cost electric utilities in the state  Approved capital structure of 53.8% equity and an authorized return on equity of 12.875%  Expect to file an electric general rate case in Alaska during the second half of 2016 Diversifying our utility footprint Juneau, Alaska

13 Opportunity to drive additional growth in Alaska Planning to bring natural gas to Juneau  Invest approximately $130 million over 10 years □ 50% during first five years □ Expect $0.05 of earnings by third year of operations □ Two-year construction phase – Construction could begin in the first half 2017 – Slightly dilutive to earnings during construction phase – Accretive to earnings during first year of operations  Next steps □ Seek low-cost debt financing through mechanisms provided by Alaska Industrial Development & Export Authority (AIDEA) □ Exploring alternative ways to pay for customers’ conversion costs □ File and obtain from the regulatory commission of Alaska a non- conditional Certificate of Public Convenience and Necessity Juneau, Alaska

14 Strategic Investments Developing platforms for future growth

 Expand natural gas services via LNG □ Salix (subsidiary) – Generation – diesel substitution – Marine fueling – Rail fueling □ Finalist for LNG liquefaction plant to serve the Interior Energy Project, specifically Fairbanks, Alaska – Need approval from the AIDEA Board – Multiple components of the full supply chain must come together in order for the project to move forward  Targeted investments □ Plum Energy – Small LNG project investments □ TROVE – Leverage AMI data through applied analytics Creating new growth platforms 15

16 Financial Performance Metrics

Prudent balance sheet and liquidity Debt 51.9% Equity 48.1% Consolidated Capital Structure March 31, 2016 17 Additional long-term debt maturities beyond 2026 not shown $263 million of available liquidity at Avista Corp. as of March 31, 2016  In 2016, expect to issue about $155 million of long-term debt and about $55 million of common stock  Issued 700,000 shares of common stock under our sales agency agreements for total net proceeds of approximately $27 million as of March 31, 2016 $90 $273 $90 $52 $250 $13.5 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 No significant maturities until 2018 ($ millions)

$1.32 $1.85 $3.10 $1.97 2012 2013 2014 2015 2016 Guidance Continuing Operations Ecova (DiscOp) $1.96-$2.16 18 Continued earnings growth Total Earnings per Diluted Share Attributable to Avista Corporation Business Segments Q1 2016 Q1 2015 Avista Utilities $0.85 $0.71 AEL&P $0.05 $0.04 Other $(0.01) $(0.01) TOTAL  Diluted EPS $0.89 $0.74

19 2016 Earnings Guidance Avista Utilities $1.91 - $2.05 AEL&P $0.09 - $0.13 Other $(0.04) - $(0.02) Consolidated $1.96 - $2.16 Guidance Assumptions  Our outlook for Avista Utilities assumes, among other variables, normal precipitation and temperatures for the remainder of the year.  Our outlook for AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.  Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.  The midpoint of our guidance range for Avista Utilities does not include any benefit or expense under the ERM. In 2016 we expect to be in a benefit position under the ERM within the 75 percent customers/25 percent company sharing band. Growth for 2016

*Current quarterly dividend of $0.3425 annualized 20 Dividend growth expected to keep pace with long-term earnings growth Stable and growing dividend $1.16 $1.22 $1.27 $1.32 $1.37 2012 2013 2014 2015 2016*

21 An attractive investment  Strong and responsible core utility □ Investing substantially to modernize infrastructure and upgrade systems □ Steady returns and attractive dividend yield* □ One of the greenest utilities in the U.S.**  Focus on utility growth □ Selective acquisitions □ Developing new products and services and supporting economic development throughout service area □ LDC opportunity in Juneau  Positioning for future □ Strategically investing in ways to extend access to natural gas via LNG and leverage AMI data through applied analytics □ Track record of innovation (e.g. Itron, ReliOn, Ecova) * Dividend yield 3.3% based on stock price as of May 10, 2016 ** Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, July 2015 LDC: Local distribution company Photo: Cabinet Gorge Dam Reliably building value for our customers, investors, communities and employees

We welcome your questions Company Contact Jason Lang, Investor Relations Manager 509-495-2930 jason.lang@avistacorp.com www.avistacorp.com Photo: Huntington Park, Spokane, Wash. 22